Financial Investors Trust

Aristata Equity Fund

Aristata Quality Bond Fund

Aristata Colorado Quality Tax-Exempt Fund

SUPPLEMENT DATED SEPTEMBER 13, 2004, TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED AUGUST 27, 2004

The following information supplements and should be read in conjunction with the information provided in the Funds’ Statement of Additional Information (“SAI”) dated August 27, 2004.

A supplement to the SAI was filed on this 13th day of September in the year 2004 that was erroneously dated December 10, 2003, which was regarding the section entitled “Interested Trustees and Officers.”

Please ignore that supplement as it and this supplement does not need to be read in conjunction with the information provided in the SAI.  A correctly dated supplement is in the process of being filed.